UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

PROGREEN US, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25429	59-3087128
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2667 Camino del Rio South, Suite 312, San Diego, CA	92108-3763
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 487-9585

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

BACKGROUND

ProGreen US, Inc. (ProGreen) is providing the following background comments regarding disclosures in the Items included in this Current Report.

Global Capital Partners Fund Limited Financing Commitment

This conventional financing represents the first stage in the larger funding plan, as referenced in the press releases and Twitter communications listed below. The company intends to use the proceeds from this bridge loan to pay off convertible notes and other debt, as well as to further its Baja California projects.

●	From the Company’s Twitter account @ProGreenUS on May 22, 2018: “We have now executed the Letter of Intent for a bridge financing of $5M (referred to in yesterday’s announcement https://www.progreenus.com/pr-20180521/). Now proceeding with the underwriting due diligence.”
●	Press release on May 21, 2018: “ProGreen Receives LOI’s for First Stage of Larger Funding Plan”
●	Press release on April 6, 2018: “ProGreen Receives Cielo Mar Valuation Pursuant to Funding Plan”
●	Press release on March 21, 2018: “CBRE Appraisal Values Cielo Mar Land at $42M”
●	Press release on January 29, 2018: “ProGreen Retains CBRE for Cielo Mar Property Appraisal”
●	Press release on December 20, 2017: “ProGreen announces $10M secured financing plan”

THE FOREGOING GENERAL DISCUSSION IS QUALIFIED BY THE MORE DETAILED ITEM DESCRIPTION AND THE REFERENCED EXHIBIT DOCUMENT BELOW.

Item 1.01. Entry into a Material Definitive Agreement.

Financing Commitment Received for Ciel Mar Property

On May 30, 2018 the Company entered into a financing commitment agreement with Global Capital Partners Fund Limited (the “Lender”) for a two-year $5,000,000 financing (the “Loan”) secured by a first mortgage lien on our Cielo Mar property in Baja California, Mexico. The financing commitment is subject to execution of definitive agreements and fulfillment of the closing conditions in such agreements. The Lender’s fee is 3%, or $150,000, of which we have paid $30,000, the balance being due at closing.

The initial Loan term is one year, with the option of the Company at the end of the first year to extend the term of the Loan for an additional year. The interest rate on the Loan is up to 13% per annum in the first year term and increases to up to 14% for the second year. The initial prepayment penalty is 5%; decreasing to none following 12 months of timely payments. The commitment provides that closing shall take place prior to July 15, 2018.

Exhibit Number	Description of Exhibit
10.77	Global Capital Partners Financing Commitment May 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGREEN US, INC.

Dated: June 5, 2018	By:	/s/ Jan Telander
Jan Telander, Chief Executive Officer